Raymond James Institutional Investors Conference March 4, 2003

Polaris at a glance: Founded in 1954 Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,500 strong Product innovation key to success National and international distribution system - nearly 2,000 dealers in North American and over 40 distributors and 5 subsidiaries in 126 countries

Products (% of 2002 Sales) Strengths/Opportunities Strong Business Foundation Strong Business Foundation $938M business Growth opportunities going forward Maintain leadership position Generate cash Minimum investment Upside only $300-500MM long-term opportunity Superior product features Highest margin product ATV's 62% Snowmobiles 19% PWC 4% Victory 2% PG&A 13% 13% 13%

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Forecast 371 512 805 1079 1157 1009 1153 1296 1393 1487.6 1521.3 1521.3 60.8 Ten Year CAGR: 15.0% A Consistent Track Record... Sales 1992-2002 3-5% range

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Forecast 0.91 1.21 1.98 2.19 2.24 2.45 2.72 3.07 3.5 3.88 4.39 4.39 0.44 Ten Year CAGR: 17% Earnings Per Share 1992-2002 (diluted) $ 4.70 to $4.85 7-10% Increase 19 consecutive quarters of increased sales and earnings 21 consecutive years of earnings growth

Ten Year CAGR: 14% Cash Flow* 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 46 59 87 89 95 97 107 115 127 147 168 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes

Return on Shareholders Equity Significantly Above Industry Average 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 0.31 0.41 0.43 0.42 0.45 0.4 0.44 0.47 0.44 0.41 0.4

Debt to Total Capital Ratio Ample Credit Capacity 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 0 0 0 0.25 0.18 0.13 0.12 0.19 0.19 0.07 0.06

Dividends (per share) 1996 1997 1998 1999 2000 2001 2002 2003 (estimate) 0.6 0.64 0.72 0.8 0.88 1 1.12 1.24

1996 1997 1998 1999 2000 2001 2002 East 0.5 1.5 1.1 1.5 1.2 1.1 1.2 Cumulatively to date have repurchased 8.1 million of 9.5 million authorized for a total of $309 million. Share Repurchases 1996 1997 1998 1999 2000 2001 2002 East 14 40 38 52 40 49 76 In Millions In Millions In dollars Shares repurchased

The Past Five Years have been Good... The Next Five Years Could be Even Better 5 Year Cumulative Total Return Polaris +114% Russell 2000 -60% 1998 1999 2000 2001 2002 Russell 2000 Index -0.02 0.21 -0.03 0.03 -0.2 Polaris 0.31 -0.05 0.12 0.48 0.03

Why Polaris? - Investment Appeals Superior financial track record 21 consecutive years of earnings per share growth 19 consecutive quarters of increasing sales and earnings Consistent generator of cash flow Strong balance sheet - debt to equity at 6% at year end 2002 High return on equity averaging 43% over the past 5 years Growing markets (ATVs, motorcycles, PG&A, financial services) Exciting new product offerings - recently held the most significant new product introduction in the company's history including the all-new ATP introduced in February 2003 Market leader in core markets (ATVs, Snowmobiles) Established and leveragable brand (Polaris -The Way Out) Strong management team

1998 1999 2000 2001 2002 520 650 775 861 939 Worldwide ATV Industry Growth ATVs Year 2002: 7% growth Polaris ATV Sales 1998 1999 2000 2001 2002 641 734 827 827 938 In Millions 2002 Highlights Wholesale sales up 13% due to continued growth of ATV industry (up 7 percent), new products introduced including the Sportsman 600 and 700, redesigned RANGER 2X2 and 4X4, the Polaris Professional Series line and new Predator Sport ATV RANGER retail sales grew 114% in 2002 Sportsman 700 Twin named "ATV of the Year" for 2002 by ATV Magazine Five Reasons We Like the ATV Business We sell more ATVs than any other product with plenty of room to grow We're gaining momentum outside our traditional strongholds Sport ATV Polaris Professional Series 40% of ATV buyers are first-time buyers ATV sales historically have ridden out bumps in the economy The RANGER continues to gain market share

1998 1999 2000 2001 2002 East 11 40 18 19 34 1998 1999 2000 2001 2002 Cruisers 152 184 220 259 308 Touring 51.6 65.2 80.2 90 107 All Motorcycles 274 340 420 432 514 Victory Motorcycles Motorcycle Industry Growth Year 2002 growth for cruisers and touring was 13% 2002 Highlights Retail sales up nearly 50% in 2002; wholesale sales up 81%. Additional promotional activity and success of new touring cruiser contributed to the improvement Cruiser and touring motorcycle industry growth remained strong at 13% in 2002 Continued to build the Victory brand through an aggressive events schedule and advertising New custom cruiser, Victory Vegas, has been huge success; began shipments in Q1 2003 Victory Sales In Millions Four Reasons Victory is Taking Off The U.S. motorcycle market is big and growing Victory strategy is taking hold Dealerships continue to improve Brand identity is improving The Vegas opens up a new segment for Victory that is 27% of the premium cruiser and touring cruiser market We have introduced a new custom order program - the first in the industry

Snowmobiles 1998 1999 2000 2001 2002 255.9 233 213 213 206 Worldwide Snowmobile Industry Growth Season-end March 31 2002 in Review Wholesale sales down 21%. Dealers have taken a more conservative ordering approach in response to last season's unusually warm winter. 800 RMK Vertical Escape named "2003 Sled of the Year" by SnoWest Magazine Snowmobile Sales 1998 1999 2000 2001 2002 East 314 313 302 373 293 In Millions Four Reasons to Keep the Faith in Snowmobiles Market leadership 48 years of experience in the business On top of environmental regulations Engineering, innovation is key; Polaris continues to bring new innovative products to market Vertical Escape

1998 1999 2000 2001 2002 East 47 52 66 60 53 Personal Watercraft (PWC) 1992 1993 1994 1995 1996 1998 1999 2000 2001 2002 117 131 164.5 238.5 225 160 134 120 102 99 Worldwide PWC Industry Growth Legislative and regulatory concerns Polaris PWC Sales In Millions 2002 Highlights Polaris' retail sales up approx. 6% for the season; wholesale sales declined 12% due to Polaris' continued effort to lower field inventories as the economy remains soft. Industry retail sales were down approx. 2% for the season Quality and cost continue to improve Gained market share for the 2001-2002 season Season-end September 30 Four Reasons We Believe the Personal Watercraft Business will Rebound PWC industry sales decline has slowed Approximately flat in 2002 Regulatory outlook is improving New engines and new buyers are changing the sport Polaris innovation and quality continues New MSX line introduced in 2003 Introduced the 2003 EX2100 Sport boat line

2002 Highlights Wholesale sales down 3% YTD due to snowmobile related PG&A shipments down from a lack of snow; all other components of PG&A showed growth over the prior year with ATV related PG&A showing double digit growth. Upgrading service and product quality across the line Highest margin business (almost double corporate average) Has grown nearly 50% since 1998 through 2002 (greater focus placed on product line and quality) Polaris PG&A Sales Polaris PG&A 3 Year CAGR: 15% In Millions 1998 1999 2000 2001 2002 East 139 158 180 209 203 Snowmobiles PWC ATVs PG&A Motorcycles 40 2 9 5 45 PWC 5% General Merchandise 8% ATV / RANGER 54% Snowmobiles 30% Victory 3% 2002 Sales Breakdown Three Reasons PG&A is our #3 Revenue Producer Over 40,000 items available related to our core products Personalizing "The Way Out" is increasing Over 2 million Polaris machines generate a big opportunity for future PG&A sales

Gross Margin Percentage Gross Margin Improvements are Sustainable ? Lowering Overall Costs Product Cost Reduction Efforts Initiatives taken to improve gross margins include: Roseau manufacturing facility redesign EDGE snowmobile chassis ATV model platform consolidation Victory product cost reduced Improved purchasing practices/partnerships Overall drive to reduce product costs remains intact Improved quality of wholegoods 1999 2000 2001 2002 East 0.197 0.207 0.206 0.218 * * Slight decline in gross margins due to higher ATV promotional costs in 2001

Financial Services Millions Avg. Return 33% 28% 23% on Investment 2000 2001 2002 East 14.1 14.4 14.6 Wholesale Financing Extended Service Contracts Consumer & Dealer Insurance Polaris Financial Services Retail Financing

1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Polaris Net Income 0 1 2 2.7 6.4 9.5 11.5 16.7 20.465 20.727 24.602 33.027 54.703 60.776 62.293 65.383 70.624 76.326 82.809 91.4 103.6 CCI 59.5 103.6 97 98.2 93.2 107.7 119.4 113 61.2 52.5 78.1 79.8 103.4 99.2 114.2 136.2 126.7 141.7 128.6 94.6 80.3 Polaris' earnings grew an average of 14% per year from 1989 to 1992 ? Historically Not Sensitive to Negative Economic Changes - accelerated earnings results coming out of a recession Recession

The Roadmap Keep driving innovation - deliver a higher percentage of great new products New Polaris Development Process is key Maintain strong positions in ATVs and snowmobiles Continue to drive quality improvement as #1 internal objective Continue improvements in PWC and Victory business units Expand Financial Services and PG & A Successfully introduce Polaris Professional Series Continue to drive efficiency / cost improvements via platform consolidation, making more engines internally, factory productivity, etc. Ride economic recovery Keep strengthening the team Improve the dealerships Execute a sensible acquisition

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.